Exhibit 99.1

Press Release

Federated Investors, Inc. Reports Second Quarter 2006 Earnings

•	Equity assets top $36 billion with MDT Advisers acquisition in July

•	Board authorizes new 7.5 million share repurchase program

•	Board declares quarterly dividend of $0.18

(PITTSBURGH, Pa., July 27, 2006) — Federated Investors, Inc. (NYSE: FII), one of the nation’s largest investment managers, today reported earnings per diluted share (EPS) of $0.47 for the quarter ended June 30, 2006. These results include net earnings of $3.3 million or $0.03 per share classified as income from discontinued operations, net of tax, related to the sale of the company’s trade-clearing operation. Federated’s EPS from continuing operations was $0.44 for the quarter ended June 30, 2006 compared with $0.35 for the same quarter last year. Federated reported YTD 2006 EPS from continuing operations of $0.86 compared to $0.41 for the same period in 2005. Income from continuing operations was $46.7 million for Q2 2006 compared to $38.0 million for Q2 2005. For the six months ended June 30, 2006, income from continuing operations was $92.7 million compared to $44.8 million for the same period in 2005.

Federated’s total managed assets were $210.5 billion at June 30, 2006, up $5.8 billion or 3 percent from $204.7 billion at June 30, 2005 and down $7.0 billion or 3 percent from the $217.5 billion reported at March 31, 2006. Through its mutual funds and separately managed accounts, Federated managed $52.2 billion in equity and fixed-income assets as of June 30, 2006, a $1.0 billion or 2 percent decrease from $53.2 billion as of June 30, 2005. Average managed assets for Q2 2006 were $213.9 billion, up $20.8 billion or 11 percent from $193.1 billion reported for Q2 2005 and down $3.6 billion or 2 percent from $217.5 billion in average managed assets reported for Q1 2006. On July 14, Federated increased its total assets under management by $6.7 billion through its acquisition of MDT Advisers.

“With the acquisition of MDT Advisers, Federated added fundamentally based, quantitatively driven portfolios to our offerings,” said President and CEO J. Christopher Donahue. “Combined with the strength of our equity products such as the Federated Kaufmann portfolios, the income-oriented Federated Strategic Value Fund, the unique Federated Market Opportunity Fund and others, the company offers a variety of solid equity funds to our intermediary clients.”

Contacts:

MEDIA	MEDIA	ANALYSTS
Meghan McAndrew	J.T. Tuskan	Ray Hanley
(412) 288-8103	(412) 288-7895	(412) 288-1920
mmcandrew@federatedinv.com	jtuskan@federatedinv.com	rhanley@federatedinv.com

Federated Reports Q2 Earnings

July 27, 2006

Federated’s board of directors authorized a share repurchase program that allows Federated to buy back as many as 7.5 million additional shares of class B common stock through 2008. During Q2 2006, Federated purchased 2,468,016 shares of class B common stock for $77.9 million. The board of directors declared a quarterly dividend of $0.18 per share. The dividend is payable on Aug. 15, 2006 to shareholders of record as of Aug. 8, 2006.

Federated’s equity assets were $30.5 billion at June 30, 2006, up $1.6 billion or 6 percent from $28.9 billion at June 30, 2005 and down $1.1 billion or 3 percent, due in large part to equity market conditions, from $31.6 billion at March 31, 2006. Federated’s top selling equity mutual funds on a net basis were: Federated Market Opportunity Fund, Federated Kaufmann Small Cap Fund, Federated Kaufmann Fund, Federated Strategic Value Fund and Federated Muni and Stock Advantage Fund. With the addition of $6.7 billion in equity assets from Federated’s acquisition of MDT Advisers in July, overall equity assets increased to a record $36.8 billion as of July 25, 2006.

Federated’s fixed-income assets were $21.7 billion at June 30, 2006, down $2.7 billion or 11 percent from $24.4 billion at June 30, 2005 and down $0.6 billion or 3 percent from $22.3 billion at March 31, 2006. Federated’s top selling fixed-income mutual funds on a net basis were: Federated Total Return Bond Fund, Federated Pennsylvania Municipal Income Fund, Federated International Bond Fund, Federated Mortgage Fund and Federated Municipal High Yield Advantage Fund, Inc.

Money market assets in both funds and separate accounts were $158.3 billion at June 30, 2006, up $6.9 billion or 5 percent from $151.4 billion at June 30, 2005 and down $5.3 billion or 3 percent from $163.6 billion at March 31, 2006. Money market mutual fund assets were $142.0 billion at the end of Q2 2006, up $5.1 billion or 4 percent from $136.9 billion at June 30, 2005 and down $4.0 billion or 3 percent from $146.0 billion at March 31, 2006. Average money market mutual fund assets were $143.8 billion for Q2 2006, up $18.8 billion or 15 percent from $125.0 billion for Q2 2005 and down $2.3 billion or 2 percent from $146.1 billion for Q1 2006.

Financial Summary

For Q2 2006, revenue increased $18.7 million or 9 percent to $236.4 million compared to $217.7 million for the same quarter last year, primarily due to Federated’s acquisition of Alliance Capital Management L.P.’s cash management business, organic money market growth and increased equity assets under management. For Q2 2006, Federated derived 47 percent of its revenue from money market assets, 39 percent from equity assets, 13 percent from fixed-income assets and 1 percent from other products. Revenue for the first half of 2006 increased $55.5 million or 13 percent to $475.2 million compared to $419.7 million for the first half of 2005. For YTD 2006, Federated derived 47 percent of its revenue from money market assets, 38 percent from equity assets, 14 percent from fixed-income assets and 1 percent from other products.

Operating expenses for Q2 2006 increased by $16.8 million or 12 percent to $160.8 million compared to $144.0 million for Q2 2005. For the first half of 2006, operating expenses increased by $8.1 million or 3

Federated Reports Q2 Earnings

July 27, 2006

percent to $325.4 million compared to $317.3 million for the same period last year. Increases in operating expenses were affected by higher marketing and distribution expenses associated with the Alliance acquisition and increased compensation and related expenses.

The discontinued operations line item for Q2 2006 reflects $3.3 million or $0.03 per share of primarily after-tax gain related to the sale of Federated’s trade-clearing operation, which the company substantially divested in Q2 2006. Discontinued operations for YTD 2006 reflects $6.1 million or $0.06 per share related to the after-tax gain on the sale of the trade-clearing operation ($3.2 million), the reversal of a related deferred tax asset valuation allowance ($1.8 million) and after-tax operating income ($1.1 million) from the trade-clearing operation.

Federated will host an earnings conference call at 9 a.m. Eastern on July 28, 2006. Investors are invited to listen to Federated’s Q2 earnings teleconference by calling 888-412-9259 (domestic) or 706-679-0848 (international) prior to the 9 a.m. start time for the teleconference. The call may also be accessed in real time on the Internet via the About Us section of FederatedInvestors.com. A replay will be available after 12:30 p.m. and until August 4, 2006 by calling 800-642-1687 (domestic) or 706-645-9291 (international) and entering code 2751637.

Federated Investors, Inc. is one of the largest investment managers in the United States, managing $210.5 billion in assets as of June 30, 2006. With 143 mutual funds and a variety of separately managed account options, Federated provides comprehensive investment management to nearly 5,500 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers. Federated ranks in the top two percent of money market fund managers in the industry, the top eight percent of fixed-income fund managers and the top seven percent of equity fund managers1. For more information, visit FederatedInvestors.com.

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1	Strategic Insight, May 31, 2006. Based on assets under management in open-end funds.

Certain statements in this press release, such as those related to the share repurchase program, constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the company to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Among other risks and uncertainties is the ability of the company to repurchase shares at a desirable price and the risk factors discussed in the company’s annual and quarterly reports as filed with the Securities and Exchange Commission. Many of these factors may be impacted as a result of the ongoing threat of terrorism. As a result, no assurance can be given as to future results, levels of activity, performance or achievements, and neither the company nor any other person assumes responsibility for the accuracy and completeness of such statements in the future.

Federated Securities Corp. is distributor of the Federated funds.

Separately managed accounts are made available through Federated Investment Counseling, a registered investment advisor.

Federated Reports Q2 Earnings

July 27, 2006

Unaudited Condensed Consolidated Statements of Income

(in thousands, except per share data)

	Quarter Ended June 30,		% Change Q2 2005 to Q2 2006	Quarter Ended March 31, 2006	% Change Q1 2006 to Q2 2006
	2006	2005
Revenue
Investment advisory fees, net	$146,487	$138,890	5%	$148,055	(1)%
Administrative service fees, net	36,082	32,726	10	36,098	(0)
Other service fees, net	52,099	43,935	19	52,877	(1)
Other, net	1,738	2,181	(20)	1,751	(1)

Total Revenue	236,406	217,732	9	238,781	(1)

Operating Expenses
Compensation and related	44,780	42,857	4	49,576	(10)
General and administrative
Marketing and distribution	70,313	51,364	37	69,952	1
Professional service fees	8,422	7,487	12	7,587	11
Office and occupancy	4,976	5,300	(6)	5,526	(10)
Systems and communications	4,952	5,322	(7)	4,756	4
Advertising and promotional	3,794	4,337	(13)	3,952	(4)
Travel and related	3,346	3,151	6	2,614	28
Settlement expense	0	5,000	(100)	0	—
Other	3,015	2,723	11	2,912	4

Total general and administrative	98,818	84,684	17	97,299	2
Amortization of deferred sales commissions	13,018	12,940	1	13,508	(4)
Amortization of intangible assets	4,220	3,525	20	4,227	(0)

Total Operating Expenses	160,836	144,006	12	164,610	(2)

Operating Income	75,570	73,726	3	74,171	2

Nonoperating Income (Expenses)
Investment income, net	3,074	1,811	70	3,214	(4)
Debt expense––recourse	(65)	(91)	(29)	(65)	0
Debt expense––nonrecourse	(2,019)	(4,444)	(55)	(2,153)	(6)
Other, net	(1)	(8)	(88)	(1)	0

Total Nonoperating Income (Expenses), net	989	(2,732)	(136)	995	(1)

Minority interest	1,333	2,478	(46)	1,501	(11)

Income from continuing operations before income taxes	75,226	68,516	10	73,665	2
Income tax provision	28,570	30,516	(6)	27,580	4

Income from continuing operations	46,656	38,000	23	46,085	1

Discontinued operations, net of tax*	3,265	(239)	1,466	2,836	15

Net Income	$49,921	$37,761	32%	$48,921	2%

Earnings Per Share—Basic
Income from continuing operations	$0.44	$0.36	22%	$0.44	0%
Income (loss) from discontinued operations*	$0.03	$(0.00)	—	$0.03	0%

Net Income**	$0.48	$0.36	33%	$0.46	4%

Earnings Per Share—Diluted
Income from continuing operations	$0.44	$0.35	26%	$0.43	2%
Income (loss) from discontinued operations*	$0.03	$(0.00)	—	$0.03	0%

Net Income**	$0.47	$0.35	34%	$0.45	4%

Weighted-average shares outstanding
Basic	104,923	105,908		105,639

Diluted	107,078	107,857		108,125

Dividends declared per share	$0.180	$0.150		$0.150

*	Discontinued operations reflects the after-tax gain on the sale of Federated’s trade-clearing business ($3.2 million) and after-tax operating income ($0.1 million) in Q2 2006, in addition to after-tax operating income ($1.0 million) and the related reversal of a deferred tax asset valuation allowance ($1.8 million) in Q1 2006.
**	May not sum due to rounding.

Federated Reports Q2 Earnings

July 27, 2006

Unaudited Condensed Consolidated Statements of Income

(in thousands, except per share data)

	Six Months Ended June 30,		% Change
	2006	2005
Revenue
Investment advisory fees, net	$294,541	$273,768	8%
Administrative service fees, net	72,181	62,781	15
Other service fees, net	104,976	79,160	33
Other, net	3,490	3,968	(12)

Total Revenue	475,188	419,677	13

Operating Expenses
Compensation and related	94,356	86,071	10
General and administrative
Marketing and distribution	140,265	88,721	58
Professional service fees	16,009	15,260	5
Office and occupancy	10,502	10,663	(2)
Systems and communications	9,709	9,539	2
Advertising and promotional	7,746	7,510	3
Travel and related	5,960	5,614	6
Settlement expense	0	55,550	(100)
Other, net	5,927	5,816	2

Total general and administrative	196,118	198,673	(1)
Amortization of deferred sales commissions	26,526	26,539	(0)
Amortization of intangible assets	8,446	6,004	41

Total Operating Expenses	325,446	317,287	3

Operating Income	149,742	102,390	46

Nonoperating Income (Expenses)
Investment income, net	6,287	3,404	85
Debt expense––recourse	(130)	(174)	(25)
Debt expense––nonrecourse	(4,171)	(9,031)	(54)
Other, net	(2)	(52)	(96)

Total Nonoperating Income (Expenses), net	1,984	(5,853)	(134)

Minority interest	2,834	4,927	(42)

Income from continuing operations before income taxes	148,892	91,610	63
Income tax provision	56,151	46,819	20

Income from continuing operations	92,741	44,791	107

Discontinued operations, net of tax*	6,101	(2)	305,150

Net Income	$98,842	$44,789	121%

Earnings Per Share—Basic
Income from continuing operations	$0.88	$0.42	110%
Income (loss) from discontinued operations*	$0.06	$(0.00)	—

Net Income	$0.94	$0.42	124%

Earnings Per Share—Diluted
Income from continuing operations	$0.86	$0.41	110%
Income (loss) from discontinued operations*	$0.06	$(0.00)	—

Net Income	$0.92	$0.41	124%

Weighted-average shares outstanding
Basic	105,279	106,116
Diluted	107,600	108,089

Dividends declared per share	$0.330	$0.275

*	Discontinued operations for YTD 2006 reflect the after-tax gain on sale ($3.2 million), the reversal of a related deferred tax asset valuation allowance ($1.8 million) and after-tax operating income ($1.1 million) of Federated’s trade-clearing operations.

Federated Reports Q2 Earnings

July 27, 2006

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	June 30, 2006	Dec. 31, 2005
Assets
Cash, restricted cash and other short-term investments	$191,387	$284,805
Other current assets	50,975	61,618
Deferred sales commissions, net	133,848	157,562
Intangible assets, net, and goodwill	376,449	370,026
Other long-term assets	23,696	22,610

Total Assets	$776,355	$896,621

Liabilities, Minority Interest and Shareholders’ Equity
Current liabilities	$97,175	$166,300
Long-term debt—nonrecourse	135,299	159,784
Other long-term liabilities and minority interest	28,997	30,208
Shareholders’ equity excluding treasury stock	1,155,115	1,090,915
Treasury stock	(640,231)	(550,586)

Total Liabilities, Minority Interest and Shareholders’ Equity	$776,355	$896,621

Changes in Equity and Fixed-Income Fund Managed Assets

(in millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Equity Funds
Beginning assets	$27,567	$25,279	$26,031	$25,951

Sales	1,475	1,309	2,992	2,688
Redemptions	(1,758)	(1,490)	(3,680)	(3,016)

Net redemptions	(283)	(181)	(688)	(328)
Net exchanges	(5)	5	15	28
Acquisition related	0	0	376	0
Other*	(791)	470	754	(78)

Ending assets	$26,488	$25,573	$26,488	$25,573

Fixed-Income Funds
Beginning assets	$18,579	$20,596	$19,037	$21,137

Sales	1,112	1,387	2,409	2,872
Redemptions	(1,685)	(2,055)	(3,422)	(4,043)

Net redemptions	(573)	(668)	(1,013)	(1,171)
Net exchanges	(25)	(8)	(52)	(41)
Acquisition related	0	50	0	50
Other*	(14)	267	(5)	262

Ending assets	$17,967	$20,237	$17,967	$20,237

*	Includes changes in the market value of securities held by the funds, reinvested dividends and distributions and net investment income.

Federated Reports Q2 Earnings

July 27, 2006

(in millions)

MANAGED ASSETS	June 30, 2006	March 31, 2006	Dec. 31, 2005	Sept. 30, 2005	June 30, 2005
By Asset Class
Equity	$30,523	$31,552	$29,785	$29,650	$28,886
Fixed-income	21,675	22,342	23,017	23,800	24,357
Money market	158,319	163,604	160,621	153,985	151,431

Total Managed Assets	$210,517	$217,498	$213,423	$207,435	$204,674

By Market*
Wealth Management & Trust	$100,935	$107,885	$105,918	$101,980	$104,190
Broker/Dealer	84,316	82,969	82,886	82,171	76,777
Global Institutional	19,507	20,441	18,592	17,300	17,821
Other	5,759	6,203	6,027	5,984	5,886

Total Managed Assets	$210,517	$217,498	$213,423	$207,435	$204,674

By Product Type
Mutual Funds:
Equity	$26,488	$27,567	$26,031	$26,098	$25,573
Fixed-income	17,967	18,579	19,037	19,744	20,237
Money market	142,023	145,978	145,289	139,621	136,852

Total Fund Assets	$186,478	$192,124	$190,357	$185,463	$182,662

Separate Accounts:
Equity	$4,035	$3,985	$3,754	$3,552	$3,313
Fixed-income	3,708	3,763	3,980	4,056	4,121
Money market	16,296	17,626	15,332	14,364	14,578

Total Separate Accounts	$24,039	$25,374	$23,066	$21,972	$22,012

Total Managed Assets	$210,517	$217,498	$213,423	$207,435	$204,674

	Quarter Ended
AVERAGE MANAGED ASSETS	June 30, 2006	March 31, 2006	Dec. 31, 2005	Sept. 30, 2005	June 30, 2005
By Asset Class
Equity	$30,976	$30,696	$29,386	$29,542	$28,279
Fixed-income	21,986	22,743	23,248	24,102	24,590
Money market	160,977	164,061	157,433	154,416	140,191

Total Avg. Assets	$213,939	$217,500	$210,067	$208,060	$193,060

By Product Type
Mutual Funds:
Equity	$27,000	$26,779	$25,760	$26,043	$25,114
Fixed-income	18,244	18,874	19,249	20,007	20,410
Money market	143,794	146,096	143,691	140,060	125,037

Total Avg. Fund Assets	$189,038	$191,749	$188,700	$186,110	$170,561

Separate Accounts:
Equity	$3,976	$3,917	$3,626	$3,499	$3,165
Fixed-income	3,742	3,869	3,999	4,095	4,180
Money market	17,183	17,965	13,742	14,356	15,154

Total Avg. Separate Accts.	$24,901	$25,751	$21,367	$21,950	$22,499

Total Avg. Assets	$213,939	$217,500	$210,067	$208,060	$193,060

	Quarter Ended
ADMINISTERED ASSETS	June 30, 2006	March 31, 2006	Dec. 31, 2005	Sept. 30, 2005	June 30, 2005
Period End	$18,224	$18,555	$18,271	$18,632	$17,612
Average	$18,298	$18,494	$17,908	$18,020	$17,661

*	Federated’s market definitions changed as of Jan. 1, 2006. Channels that had been included in the former Institutional market are now included in the Broker/Dealer and the Wealth Management & Trust markets. For further explanations of these changes and historical data, please see the Historical Assets Under New Market Definition chart on the About Us page of FederatedInvestors.com.